                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 21, 1999
                                 Date of Report
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



           Delaware                      1-8514                  95-3822631
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)



                               16740 Hardy Street
                                 Houston, Texas
                    (Address of principal executive offices)

                                      77032
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)

ITEM 5:  Other Events

         A copy of the press release announcing the Company's earnings for the first quarter of 1999 is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7:  Financial Statements and Exhibits

         (c)  Exhibits

              99.1 Press Release, dated 4/21/99

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMITH INTERNATIONAL, INC.


                                        /s/ NEAL S. SUTTON
                                        -------------------------------
                                        By:  Neal S. Sutton
                                        Senior Vice President - Administration,
                                        General Counsel and Secretary

Date:  April 21, 1999
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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                DESCRIPTION
------                -----------

 99.1                 Press Release, dated 4/21/99